UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
 Date of Report (Date of earliest event reported): January 19, 2024

ADT Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-38352	47-4116383
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1501 Yamato Road Boca Raton, Florida 33431
(Address of principal executive offices)
(561) 988-3600
(Registrant’s telephone number, including area code)
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	ADT	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.05 Costs Associated with Exit or Disposal Activities.
Exit from Solar Business
As previously disclosed, in November 2023, ADT Inc. (the “Company” or “ADT”) announced a plan to streamline its solar business to focus on the top performing markets and rationalize the overhead and infrastructure of the business. As part of this plan, the Company closed a significant number of branches that operate the solar business along with making associated headcount reductions.
On January 19, 2024, the Company’s board of directors (the “Board of Directors”) approved a plan to fully exit the residential solar business, which may include the transition of components of the business to other parties, after a strategic review of the business and continued macroeconomic and industry pressures. The exit from the residential solar business is expected to be completed during 2024.
The Company expects to incur cash expenditures and other non-cash charges related to the exit in 2024. At the time of this filing, the Company has determined that it is unable in good faith to provide an estimate of the total amount or range of amounts of major types of costs, including employee separation costs, contract terminations, and other related costs, expected to be incurred in connection with this exit plan. The Company plans to file an amendment to this Current Report on Form 8-K once these estimates or a range of estimates of such charges are determined.
Item 7.01 Regulation FD Disclosure.
Common Stock Dividends
On January 24, 2024, the Company issued a press release (the “Press Release”) announcing the exit from the residential solar business and the authorization of the Share Repurchase Plan (defined below). A copy of the Press Release is being furnished herewith as Exhibit 99.1 and an accompanying investor presentation (the “Investor Presentation”) is being furnished herewith as Exhibit 99.2; both are incorporated herein by reference in their entirety.
In this Press Release, the Company also announced a 57% increase in the quarterly cash dividend to $0.055 per share to holders of the Company’s common stock and Class B common stock of record on March 14, 2024. The dividend will be paid on or about April 4, 2024.
The information contained in this Item 7.01, including Exhibits 99.1 and 99.2, is furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, nor shall it be deemed to be incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.
Item 8.01 Other Information.
Share Repurchase Plan
On January 24, 2024, the Company's Board of Director's announced a share repurchase plan (the “Share Repurchase Plan”), pursuant to which the Company is authorized to repurchase, through late January 2025, up to a maximum aggregate amount of $350 million of shares of the Company's common stock under this Share Repurchase Plan.
The Company may effect these repurchases pursuant to one or more open market or private transactions, including pursuant to a plan that qualifies for the affirmative defense provided by Rule 10b5‐1 under the Exchange Act, or pursuant to one or more accelerated share repurchase agreements.

The Company is not obligated to repurchase any of its shares of common stock, and the timing and amount of any repurchases will depend on legal requirements, market conditions, stock price, the availability of the safe harbor provided by Rule 10b-18 under the Exchange Act, alternative uses of capital, and other factors.
Forward Looking Statements
ADT has made statements in this filing that are forward-looking and therefore subject to risks and uncertainties, including those described below. All statements, other than statements of historical fact, included in this document are, or could be, “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 and the applicable rules and regulations of the Securities and Exchange Commission (the “SEC”) and are made in reliance on the safe harbor protections provided thereunder. These forward-looking statements relate to, among other things, the Company exiting the residential solar business and the expected costs and benefits of such exit; the repurchase of shares of the Company’s common stock under the authorized share repurchase program; the Company’s ability to reduce debt or improve leverage ratios, or to achieve or maintain its long‑term leverage goals; the integration of the strategic bulk purchase of customer accounts; any stated or implied outcomes with regards to the foregoing; and other matters. Without limiting the generality of the preceding sentences, any time the Company uses the words “expects,” “intends,” “will,” “anticipates,” “believes,” “confident,” “continue,” “propose,” “seeks,” “could,” “may,” “should,” “estimates,” “forecasts,” “might,” “goals,” “objectives,” “targets,” “planned,” “projects,” and, in each case, their negative or other various or comparable terminology, and similar expressions, the Company intends to clearly express that the information deals with possible future events and is forward-looking in nature. However, the absence of these words or similar expressions does not mean that a statement is not forward-looking. These forward-looking statements are based on management’s current beliefs and assumptions and on information currently available to management. ADT cautions that these statements are subject to risks and uncertainties, many of which are outside of ADT’s control, and could cause future events or results to be materially different from those stated or implied in this filing, including among others, factors relating to uncertainties as to any difficulties with respect to ADT’s planned exit of the residential solar business, including expenses associated with the separation of certain solar branches and personnel; the effect of the announcement of ADT exiting the residential solar business on ADT’s ability to retain and hire key personnel and to maintain relationships with customers, suppliers and other business partners; risks related to the possible diversion of management’s attention from ADT’s core CSB business operations as a result of ADT announcing its exit from the residential solar business; uncertainties as to ADT’s ability and the amount of time necessary to realize the expected benefits of the planned exit from the residential solar business and the recent strategic bulk purchase of customer accounts; activity in repurchasing shares of ADT’s common stock under the authorized share repurchase program; dividend rates or yields for any future quarter; and risks that are described in the Company’s Amended Annual Report, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K, and other filings with the SEC, including the sections titled “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” contained therein. Any forward-looking statement made in this filing speaks only as of the date on which it is made. ADT undertakes no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future developments, or otherwise.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.

Exhibit	Description
99.1	Press Release dated January 24, 2024
99.2	Investor Presentation
104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	January 24, 2024	ADT Inc.

		By:	/s/ David W. Smail
David W. Smail
Executive Vice President, Chief Legal Officer and Secretary